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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2000
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                             GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



COLORADO                             0-25582                         84-1110469
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(STATE OR OTHER              (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                                  INCORPORATION)
IDENTIFICATION                                                          NUMBER)



1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                                    30324
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 633-3831
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 2000, a wholly-owned subsidiary of the Registrant was merged with and into WebWizard, Inc., a Delaware corporation ("WebWizard") (the "Merger"). The Merger was consummated in accordance with the terms and conditions of an Agreement and Plan of Merger dated January 20, 2000 (the "Merger Agreement") by and among the Registrant, Avana Acquisition Sub I, Inc., a Georgia corporation ("Merger Sub"), WebWizard, and the stockholders of WebWizard (the "Stockholders"). Pursuant thereto, Merger Sub, a wholly-owned subsidiary of Registrant, was merged with and into WebWizard, with WebWizard as the surviving corporation. Following the Merger, WebWizard became a wholly-owned subsidiary of the Registrant. In consideration for the Merger, the Stockholders received an aggregate of 1,287,554 shares of the common stock, no par value, of the Registrant (the "Common Stock) (the "Merger Consideration"). The Merger Consideration was paid entirely in the Registrant's Common Stock. The Merger Consideration was determined in arms' length negotiations between the parties to the Merger Agreement. Prior to the consummation of the Merger, there were no material relationships between WebWizard and its former officers, directors, affiliates, associates or shareholders and the officers, directors, affiliates, associates or shareholders of the Registrant.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is being filed as an exhibit to this report.

         As a result of the Merger, WebWizard is an operating subsidiary of the Registrant. WebWizard's primary product is its Internet-accessible software platform for the creation and management of websites and web-based applications, which enable the end-user, with little or no programming knowledge or special training, to create a website, or multiple websites. WebWizard's website development tools also includes modules to add e-commerce, forms-wizard, shopping cart, catalogue and contact manager capabilities to a website. A key feature of the product is its embedded content management capability, which permits a website administrator to monitor and filter the content of distributed sites. WebWizard licenses its products to website developers, small merchants and other retail customers. It has more than 6,000 users and at least 12 licensing agreements in place with value-added resellers in the consulting, e-commerce and communications industries. Web Wizard's assets include approximately $100,000 in computer hardware and software, which was used to support its product offerings. The Registrant intends to continue such use in support of WebWizard's activities.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE


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REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING
STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than 60 days from February 14, 2000.

         (c)      Exhibits.

         2.2      Agreement and Plan of Merger dated as January 20, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GRACE DEVELOPMENT, INC.



                                        By: /s/ James Blanchard
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                                           James Blanchard
                                           President & Chief Operating Officer


Dated as of February 15, 2000


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